UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 01, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

A Certificate of Amendment to the Certificate of Incorporation of Nuburu, Inc. (the “Company”) to effect a 1-for-40 reverse stock split (the “Reverse Stock Split”) became effective on September 1, 2026 (the “Effective Date”) and the Company anticipates trading on the OTC Market on a split-adjusted basis at the commencement of trading on September 2, 2026. The Reverse Stock Split is being implemented in order to allow the Company to return to compliance with NYSE American’s minimum trading price requirement.

Reasons for the Reverse Stock Split

Trading of the Company’s common stock (“Common Stock”) was suspended by NYSE American on July 17, 2026, because the trading price dropped below NYSE American’s minimum trading price of $0.10. On July 17, 2026, NYSE American commenced delisting proceedings against the Company. The Company has appealed the determination of the NYSE Regulation staff and has a hearing scheduled with the Listings Qualification Panel of the Committee for Review of NYSE American on September 10, 2026. The Common Stock has been trading on the OTC market since July 20, 2026.

There can be no assurance that the Reverse Stock Split will result in a proportionate or sustained increase in the market price of the Common Stock, that the Company's appeal will be successful, that the delisting determination will be reversed, or that trading will resume on NYSE American. If the Company is not able to resume trading on NYSE American, it would continue to be traded on the OTC Market, which could negatively impact the Company by reducing the liquidity and market price of its Common Stock and the number of investors willing to hold or acquire the Company's Common Stock, which could negatively impact the Company's ability to raise necessary financing.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number

In connection with the Reverse Stock Split, FINRA will append the letter "D" to the Company's trading symbol, and the Common Stock is expected to trade under the temporary symbol "BURUD" for 20 business days beginning on the date the Reverse Stock Split becomes market effective. Following that period, the "D" will be removed and the Common Stock will resume trading under the symbol "BURU." The Common Stock will be assigned a new CUSIP number, 67201W509, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares

At the effective time, every 40 issued and outstanding shares of Common Stock will be automatically combined into one share of Common Stock. The Reverse Stock Split is expected to reduce the number of issued and outstanding shares from approximately 370,493,812 shares to approximately 9,262,345 shares, subject to issuances, exercises or conversions before the effective time and the treatment of fractional shares. No fractional shares will be issued. The Reverse Stock Split will apply uniformly to all holders of the Company's Common Stock and will not alter any stockholder's percentage ownership or proportional voting power, except for immaterial differences resulting from the treatment of fractional shares.

The Reverse Stock Split will not change the $0.0001 par value of the Common Stock. The Company will remain authorized to issue 900,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. Adjustments will be made, in accordance with their respective terms, to outstanding equity awards and securities exercisable, exchangeable or convertible into shares of Common Stock.

Delaware State Filing

The Company filed a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split effective as of the Effective Date. The foregoing description of the Certificate is not complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment, dated August 26, 2026, filed with the Delaware Secretary of State on August 31, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*	Filed herewith.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to, delays or changes in the effective or market-effective date of the Reverse Stock Split; failure to complete applicable corporate, regulatory, transfer agent, FINRA, OTC or NYSE processing steps; the possibility that the Reverse Stock Split will not result in a proportionate increase in the market price of the Company’s Common Stock or that any increase will not be sustained; reduced liquidity, increased volatility, adverse investor perception or higher transaction costs associated with odd-lot holdings; an unfavorable NYSE American appeal; failure to satisfy applicable listing requirements or resume trading on NYSE American; the effects of continued OTC trading; dilution from outstanding or future equity-linked securities or future issuances; the fact that the number of authorized shares of Common Stock will not be proportionately reduced; failure to complete or successfully integrate the acquisition of a 70% interest in Tekne, S.p.A.; operating losses, negative cash flow, substantial doubt about the Company's ability to continue as a going concern, liquidity requirements and future financing needs; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	September 2, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer